UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2012

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year

On May 23, 2012, Fiserv, Inc. (“Fiserv”) filed Articles of Amendment to its Restated Articles of Incorporation (the “Amendment”) as well as Restated Articles of Incorporation reflecting the Amendment with the State of Wisconsin Department of Financial Institutions after Fiserv’s shareholders approved the Amendment. The Amendment eliminates the classified structure of Fiserv’s board of directors and provides for an annual election of directors as set forth below. The Amendment provides that directors who have been elected to three-year terms prior to the annual meeting of shareholders held in 2013 will complete those terms. Beginning with the annual meeting of shareholders held in 2013, and at all annual meetings thereafter, directors whose terms are expiring will be subject to election for a one-year term expiring at the next annual meeting. As a result, directors whose terms expire in 2013, 2014 and 2015 will first be elected for one-year terms beginning in those respective years. Beginning with the 2015 annual meeting of shareholders, the entire board of directors will be elected annually. A copy of the Amendment as well as Fiserv’s Restated Articles of Incorporation reflecting the Amendment are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Fiserv’s board of directors has approved an amendment to Fiserv’s by-laws that conforms provisions relating to the election of directors to those set forth in the Amendment. The amendment to Fiserv’s by-laws did not require any shareholder action and became effective at the same time as the Amendment. A copy of the amendment to the by-laws as well as Fiserv’s by-laws as amended and restated are filed as Exhibits 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. held its annual meeting of shareholders on May 23, 2012. At that meeting, the shareholders voted on five matters as follows:

Election of Directors

Fiserv’s shareholders elected two nominees for directors to serve until the annual meeting of shareholders in 2015 and until each of their successors is elected and qualified by the following votes:

	Votes Cast
	For	Withheld	Broker Non-Votes
Daniel P. Kearney	105,704,242	3,507,066	13,186,499
Jeffery W. Yabuki	106,305,311	2,905,997	13,186,499

Approval of Amendment to Articles of Incorporation

Fiserv’s shareholders approved an amendment to Fiserv’s articles of incorporation to eliminate the classified structure of the board of directors and provide for the annual election of directors as set forth in the amendment by the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes
108,032,268	543,167	635,873	13,186,499

Approval of Performance Goals and Related Matters under 2007 Omnibus Incentive Plan

Fiserv’s shareholders approved performance goals and related matters under the Fiserv, Inc. 2007 Omnibus Incentive Plan by the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes
104,678,913	3,844,396	687,999	13,186,499

Advisory Vote to Approve Named Executive Officer Compensation

Fiserv’s shareholders approved, on an advisory basis, the compensation of Fiserv’s named executive officers as disclosed in the 2012 proxy statement by the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes
102,209,546	5,978,352	1,023,410	13,186,499

Ratification of Independent Registered Public Accounting Firm

Fiserv’s shareholders ratified the appointment of Deloitte & Touche LLP as Fiserv’s independent registered public accounting firm for the year ending December 31, 2012 by the following votes:

Votes Cast
For	Against	Abstain
119,917,704	1,894,264	585,839

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description

3.1	Articles of Amendment to Restated Articles of Incorporation

3.2	Restated Articles of Incorporation

3.3	Amendment to Amended and Restated By-laws

3.4	Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 24, 2012	By:	/s/ Thomas J. Hirsch

Thomas J. Hirsch
Executive Vice President,
Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to Restated Articles of Incorporation

3.2	Restated Articles of Incorporation

3.3	Amendment to Amended and Restated By-laws

3.4	Amended and Restated By-laws

4